UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Semiannual report
3 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 22

Message from the Trustees

May 11, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Sources: Bloomberg Index Services Limited, Putnam, as of 3/31/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Paul, how did municipal bonds perform during the six-month period ended March 31, 2022?

Municipal bonds encountered headwinds due to fears that persistently high inflation might prompt the Federal Reserve to pare back pro-growth monetary policies faster than expected. Inflation concerns were stoked by supply chain disruptions, rising labor costs, and higher commodity prices. Geopolitical and economic uncertainties surrounding Russia’s invasion of Ukraine in late February also unnerved investors.

The Fed faces the difficult task of tempering inflation without slowing economic growth or causing unemployment to rise. In January 2022, the Fed indicated it was on track to start a series of rate hikes in March 2022 and end its bond-buying stimulus program. The war in Ukraine and ensuing sanctions on Russia elevated commodity prices. This further complicated the Fed’s balancing act and shifted expectations higher for the number and degree of interest-rate hikes. At their March meeting just before period-end, Fed policymakers raised their benchmark rate by a quarter percentage point and signaled their intent to take further

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

measures to curb the highest inflation in 40 years. The markets subsequently began pricing in a higher probability that the Fed would raise interest rates by a half percentage point at one or more of its 2022 meetings.

These factors led to significant outflows from municipal bond funds, resulting in increasingly difficult market technicals. For the six months ended March 31, 2022, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –5.55%. Short-term municipal bonds outperformed their intermediate- and long-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated municipal bonds.

How did the fund perform during the reporting period?

For the six months ended March 31, 2022, the fund underperformed its benchmark and the average return of its Lipper peer group, California Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to bonds rated A and BBB relative to the benchmark. From a sector- or industry-positioning perspective, we favored continuing-care retirement community, charter school, and essential-service housing bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end.

We remain cautious about investing in bonds issued by Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor Puerto Rico’s ongoing restructuring efforts for potential opportunities.

How did you use derivatives during the period?

We utilized swaps to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation. Additionally, we used futures for hedging treasury term structure risk and yield curve positioning.

What is your current assessment of the health of the municipal bond market?

Municipal bonds had a difficult start to 2022 as positive seasonal factors waned, fund flows turned negative, and the market adjusted to a quicker pace of policy normalization. However, municipal credit fundamentals remain strong, in our view. Unprecedented fiscal support, tax revenue outperformance, and strong economic growth expectations put most state and local governments in their best fiscal shape for more than a decade. State and local tax collections also were up 13.6% in 2021 compared with 2020. Finally, municipal defaults are in line with long-term averages and remain isolated to the lowest-rated cohorts. As such, we believe the credit outlook is currently the most favorable factor supporting the asset class.

What is your outlook?

Higher-than-expected inflation and strong labor reports during the early months of 2022 have seemingly cemented the Fed’s pivot to a more hawkish stance. The market has quickly repriced to reflect a faster pace of policy normalization. In our view, the Fed is likely to continue the path of policy normalization.

California Tax Exempt Income Fund 7

This process could contribute to heightened market volatility but also present investors with attractive opportunities.

We expect pandemic-related supply chain pressures will begin to ease and U.S. economic activity will slow in the second half of 2022. We think the combination could contribute to slower growth and lower inflation, which could lead to a slower pace of policy normalization than is currently priced in.

In our view, the technical environment is likely to remain challenged, as investors respond to tightening monetary policy. The volatility-induced outflow cycle is no longer a potential risk but a current reality. Municipal bond funds saw $23 billion in outflows during the first quarter of 2022. However, valuations at this level are more attractive, and future returns look more promising for longer-term investors, in our opinion.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (4/29/83)
Before sales charge	5.81%	3.14%	2.65%	1.86%	–4.70%	–5.89%
After sales charge	5.70	2.72	1.81	0.48	–8.51	–9.65
Class B (1/4/93)
Before CDSC	5.63	2.62	2.01	1.23	–5.39	–6.18
After CDSC	5.63	2.62	1.66	0.31	–9.97	–10.75
Class C (7/26/99)
Before CDSC	5.64	2.49	1.87	1.08	–5.48	–6.31
After CDSC	5.64	2.49	1.87	1.08	–6.40	–7.23
Class R6 (5/22/18)
Net asset value	5.90	3.37	2.89	2.10	–4.43	–5.74
Class Y (1/2/08)
Net asset value	5.90	3.36	2.87	2.05	–4.56	–5.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

California Tax Exempt Income Fund 9

Comparative annualized index returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Bloomberg Municipal
Bond Index	6.13%	2.88%	2.52%	1.53%	–4.47%	–5.55%
Lipper California
Municipal Debt Funds	5.82	3.16	2.44	1.48	–4.36	–5.85
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 122, 122, 115, 102, 78, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.083591		$0.059352	$0.053712	$0.093813	$0.093986
Capital gains[2]
Long-term gains	0.117900		0.117900	0.117900	0.117900	0.117900
Short-term gains	0.033600		0.033600	0.033600	0.033600	0.033600
Total	$0.235091		$0.210852	$0.205212	$0.245313	$0.245486
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/21	$8.29	$8.64	$8.28	$8.35	$8.32	$8.32
3/31/22	7.58	7.90	7.57	7.63	7.61	7.60
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.29%	2.20%	1.68%	1.53%	2.55%	2.55%
Taxable equivalent[4]	4.99	4.79	3.66	3.33	5.56	5.56
Current 30-day
SEC yield[5]	N/A	1.73	1.20	1.05	2.06	2.06
Taxable equivalent[4]	N/A	3.77	2.61	2.29	4.49	4.49

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/21	0.76%	1.36%	1.51%	0.52%	0.51%
Annualized expense ratio for the six-month
period ended 3/31/22*	0.77%	1.37%	1.52%	0.52%	0.52%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.73	$6.62	$7.34	$2.52	$2.52
Ending value (after expenses)	$941.10	$938.20	$936.90	$942.60	$941.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

California Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.88	$6.89	$7.64	$2.62	$2.62
Ending value (after expenses)	$1,021.09	$1,018.10	$1,017.35	$1,022.34	$1,022.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

12 California Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations.

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

California Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 California Tax Exempt Income Fund

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

California Tax Exempt Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 California Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 17

The fund’s portfolio 3/31/22 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
FGIC Financial Guaranty Insurance Company
FRB Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.51% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.4%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$1,500,000	$1,715,343
4.00%, 10/1/38	A+/F	4,270,000	4,559,429
4.00%, 10/1/36	A+/F	2,455,000	2,626,486
4.00%, 10/1/34	A+/F	2,110,000	2,261,610
			11,162,868
California (98.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42 (Prerefunded 7/1/22)	AAA/P	700,000	706,641
ABAG Fin. Auth. for Nonprofit Corps. Special Tax Bonds, (Windemere Ranch Infrastructure Fin. Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	468,621
5.00%, 9/2/33	AA	740,000	836,414
5.00%, 9/2/32	AA	350,000	395,981
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev. Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA−	1,000,000	1,034,403
5.00%, 4/1/32	AA−	3,000,000	3,101,090
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	499,992
Albany, Unified School Dist. G.O. Bonds, (Election 2016), Ser. B
5.00%, 8/1/43	Aa2	2,000,000	2,204,629
4.00%, 8/1/46	Aa2	1,750,000	1,838,632
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds
Ser. A, 5.00%, 10/1/50	AA−	1,400,000	1,521,947
Ser. C, 5.00%, 10/1/45	AA−	2,730,000	2,967,796
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. C, AGM, zero %, 9/1/31	AA	5,000,000	3,785,586
Bay Area Toll Auth. Rev. Bonds, 0.96%, 4/1/56	AA	3,500,000	3,516,863

18 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Bay Area Toll Auth. VRDN (San Francisco Bay Area), Ser. C, 0.42%, 4/1/53	VMIG 1	$15,710,000	$15,710,000
Bay Area Wtr. Supply & Conservation Agcy. Rev. Bonds
5.00%, 10/1/34 ###	Aa3	2,000,000	2,339,723
5.00%, 10/1/32 ###	Aa3	2,000,000	2,336,404
5.00%, 10/1/30 ###	Aa3	1,500,000	1,716,145
CA Cmnty. Choice Fin. Auth. Mandatory Put Bonds (12/1/27), (Clean Energy), Ser. A, 4.00%, 10/1/52	A2	11,600,000	12,268,806
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(The Arbors), Ser. A, 5.00%, 8/1/50	BB−/P	4,500,000	4,536,275
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	1,100,000	1,037,661
(Glendale Properties), Ser. A-1, 4.00%, 2/1/56	BB/P	2,500,000	2,358,320
(Fountains at Emerald Park), 3.00%, 8/1/56	BBB/P	7,775,000	5,969,846
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	4,265,000	4,345,749
CA Hsg. Fin. Agcy. Rev. Bonds, Ser. 2, Class A, 4.00%, 3/20/33	BBB+	4,824,644	5,113,640
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	4,065,649	4,245,220
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA−	6,530,000	7,124,020
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	333,627
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	3,802,981
(Channing House), Ser. B, 5.00%, 5/15/37	AA−	250,000	274,328
(Retirement Hsg. Foundation Oblig. Group), Ser. A, 5.00%, 11/15/32	A−/F	425,000	478,339
(Channing House), Ser. B, 5.00%, 5/15/32	AA−	150,000	165,651
(Retirement Hsg. Foundation Oblig. Group), Ser. A, 5.00%, 11/15/31	A−/F	750,000	840,237
(Retirement Hsg. Foundation Oblig. Group), Ser. A, 5.00%, 11/15/30	A−/F	250,000	280,783
CA Pub. Fin. Auth. Rev. Bonds, (Hoag Memorial Hosp./Newport Hlth. Care), 5.00%, 7/15/46	AA	2,000,000	2,370,288
CA School Fac. Fin. Auth. Rev. Bonds, (Kipp SoCal Pub. Schools), Ser. A
5.00%, 7/1/54	BBB	3,150,000	3,469,334
5.00%, 7/1/39	BBB	1,000,000	1,119,225
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Granada Hills Charter High School), 5.00%, 7/1/54	BBB−	7,120,000	7,598,690
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/51	BBB	1,570,000	1,664,262
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB−	5,250,000	5,694,837
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/45	BBB−	1,500,000	1,581,241
(Granada Hills Charter High School), 5.00%, 7/1/43	BBB−	1,750,000	1,879,425
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB−	1,000,000	1,100,265
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/36	BBB	1,250,000	1,336,212
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/31	BBB	1,830,000	1,958,220

California Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Alliance College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	$1,425,000	$1,537,896
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/55	BBB	1,075,000	1,104,021
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/50	BBB	1,140,000	1,176,128
(Granada Hills Charter High School Oblig. Group), 4.00%, 7/1/48	BBB−	675,000	692,817
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/40	BBB	800,000	837,924
(Granada Hills Charter High School Oblig. Group), 4.00%, 7/1/38	BBB−	465,000	483,643
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects), Ser. A, 5.125%, 7/1/44	BBB	1,060,000	1,112,462
CA State G.O. Bonds
4.00%, 11/1/50	Aa2	9,000,000	9,446,837
3.00%, 12/1/46	Aa2	1,750,000	1,623,517
3.00%, 12/1/43	Aa2	500,000	472,806
CA State Charter School Fin. Auth. 144A Rev. Bonds
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/59	BBB	4,165,000	4,526,963
(Summit Pub. Schools), 5.00%, 6/1/53	Baa3	2,350,000	2,503,787
(Classical Academy Oblig. Group), Ser. A, 5.00%, 10/1/50	BBB−	3,000,000	3,267,933
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/50	BBB	1,200,000	1,311,785
(Summit Pub. Schools), 5.00%, 6/1/47	Baa3	1,000,000	1,069,217
(Classical Academy Oblig. Group), Ser. A, 5.00%, 10/1/40	BBB−	215,000	236,903
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/40	BBB	1,000,000	1,104,892
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/61	BB/P	1,175,000	1,046,921
(Vista Charter Pub. Schools Oblig. Group), Ser. A, 4.00%, 6/1/61	BB	3,000,000	2,813,944
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/51	BB/P	650,000	600,148
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/41	BB/P	500,000	480,470
CA State Cmnty. College Fin. Auth. Rev. Bonds, (Orange Coast College Hsg.)
5.25%, 5/1/43	BB	500,000	542,372
5.00%, 5/1/37	BB	1,000,000	1,080,855
5.00%, 5/1/34	BB	800,000	868,330
5.00%, 5/1/33	BB	600,000	651,590
5.00%, 5/1/31	BB	825,000	900,190
CA State Dept. of Veterans Affairs Home Purchase Rev. Bonds, Ser. A, 4.00%, 12/1/49	AA	3,555,000	3,684,825

20 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Edl. Fac. Auth. Rev. Bonds
(Occidental College), 5.00%, 10/1/45	Aa3	$425,000	$462,020
(Pepperdine U.), 5.00%, 9/1/45 (Prerefunded 9/1/25)	Aa3	1,000,000	1,099,313
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	646,827
(U. of Redlands), Ser. A, 5.00%, 10/1/37	Baa1	425,000	459,384
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	551,586
(U. of Redlands), Ser. A, 5.00%, 10/1/35	Baa1	1,000,000	1,056,312
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,104,858
(Loyola-Marymount U.), Ser. A, NATL, zero %, 10/1/28	A2	355,000	298,085
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A
5.00%, 8/1/57	Baa3	400,000	437,246
5.00%, 8/1/50	Baa3	500,000	552,215
5.00%, 8/1/40	Baa3	400,000	448,820
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(City of Hope Oblig. Group), 5.00%, 11/15/49	A1	5,000,000	5,506,139
(Los Angeles Biomedical Research Inst.), 5.00%, 9/1/43	Baa2	6,155,000	6,931,250
(Children’s Hosp. Los Angeles), Ser. A, 5.00%, 8/15/42	BBB+	4,000,000	4,479,334
(Los Angeles Biomedical Research Inst.), 5.00%, 9/1/37	Baa2	1,845,000	2,088,303
(City of Hope Oblig. Group), 4.00%, 11/15/45	A1	11,000,000	11,847,321
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	A1	3,000,000	3,190,357
(Providence St. Joseph Hlth.), Ser. A, 4.00%, 10/1/35	Aa3	1,000,000	1,062,063
CA State Infrastructure & Econ. Dev. Bank Mandatory Put Bonds (2/1/26), (Colburn School (The)), 1.75%, 8/1/55	A+	4,600,000	4,470,562
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds
(Equitable School Revolving Fund), Ser. B, 5.00%, 11/1/39	A	600,000	670,906
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/34	A	445,000	518,390
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/33	A	820,000	956,406
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/32	A	780,000	911,115
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/31	A	745,000	871,789
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/27	A	610,000	691,150
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/26	A	230,000	256,245
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/25	A	540,000	590,444
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/24	A	525,000	562,228

California Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/23	A	$250,000	$262,061
Ser. B, 4.00%, 11/1/55	A	915,000	939,217
Ser. B, 4.00%, 11/1/50	A	860,000	891,440
(Los Angeles Cnty. Museum of Natural History Foundation), 4.00%, 7/1/50	A2	7,125,000	7,575,995
(CA Science Ctr. Foundation), 4.00%, 5/1/46	A3	1,250,000	1,321,034
Ser. B, 4.00%, 11/1/45	A	850,000	882,743
Ser. B, 4.00%, 11/1/39	A	1,360,000	1,425,863
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/37	A	505,000	543,174
Ser. B, 4.00%, 11/1/37	A	1,720,000	1,809,033
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/36	A	515,000	554,144
Ser. B, 4.00%, 11/1/36	A	800,000	843,035
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/35	A	855,000	920,986
CA State Infrastructure & Econ. Dev. Bank 144A Rev. Bonds
(WFCS Holdings II, LLC), Ser. A-1, 5.00%, 1/1/56	BB/P	1,740,000	1,745,981
(WFCS Holdings, LLC), 5.00%, 1/1/55	BB−/P	3,050,000	3,062,035
(WFCS Holdings, LLC), 4.125%, 1/1/35	BB−/P	500,000	470,810
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	A−	600,000	659,388
(Caritas Affordable Hsg., Inc.), Ser. A, 5.00%, 8/15/30	A−	1,000,000	1,045,260
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	A−	685,000	755,218
CA State Muni. Fin. Auth. Rev. Bonds
(Town & Country Manor of the Christian & Missionary Alliance), 5.00%, 7/1/49	AA−	2,650,000	3,000,974
(UCR North Dist. Phase 1 Student Hsg.), 5.00%, 5/15/49	Baa3	3,000,000	3,271,160
(HumanGood CA Oblig. Group), Ser. A, 5.00%, 10/1/44	A−/F	5,000,000	5,517,052
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	3,695,000	4,042,403
(CHF-Riverside I, LLC), 5.00%, 5/15/40	Baa3	2,000,000	2,199,228
(Master’s U. (The)), 5.00%, 8/1/39	BB+	3,390,000	3,620,979
(Town & Country Manor of the Christian & Missionary Alliance), 5.00%, 7/1/39	AA−	1,995,000	2,295,556
(Master’s U. (The)), 5.00%, 8/1/34	BB+	1,385,000	1,494,921
(Congregational Homes, Inc.), 4.00%, 11/15/56	BBB−/F	750,000	729,405
(Congregational Homes, Inc.), 4.00%, 11/15/52	BBB−/F	750,000	743,428
(West Village Student Hsg.), BAM, 4.00%, 5/15/48	AA	5,000,000	5,198,942
(Orchard Park Student Hsg.), BAM, 4.00%, 5/15/46	AA	1,375,000	1,417,085
(U. of the Pacific), 4.00%, 11/1/44	A2	1,180,000	1,248,578
(HumanGood CA Oblig. Group), Ser. A, 4.00%, 10/1/44	A−/F	5,000,000	5,230,328
(Congregational Homes, Inc.), 4.00%, 11/15/42	BBB−/F	295,000	296,768

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth. Rev. Bonds
(U. of the Pacific), 4.00%, 11/1/42	A2	$1,600,000	$1,709,999
(U. of the Pacific), 4.00%, 11/1/40	A2	600,000	640,527
(U. of the Pacific), 4.00%, 11/1/39	A2	585,000	627,769
(U. of the Pacific), 4.00%, 11/1/38	A2	900,000	970,156
(HumanGood CA Oblig. Group), Ser. A, 4.00%, 10/1/38	A−/F	3,790,000	3,975,206
(CHF-Davis II, LLC), BAM, 4.00%, 5/15/38	AA	1,300,000	1,359,238
(U. of the Pacific), 4.00%, 11/1/37	A2	400,000	433,450
(HumanGood CA Oblig. Group), Ser. A, 4.00%, 10/1/37	A−/F	2,820,000	2,961,691
(U. of the Pacific), 4.00%, 11/1/36	A2	860,000	935,090
(Orchard Park Student Hsg.), BAM, 4.00%, 5/15/35	AA	1,295,000	1,359,068
(United Airlines, Inc.), 4.00%, 7/15/29	B+	5,000,000	5,100,737
(CHF-Davis II, LLC), BAM, 3.00%, 5/15/51	AA	2,000,000	1,697,766
(CA Inst. of the Arts), 3.00%, 10/1/41	Baa1	960,000	864,032
CA State Muni. Fin. Auth. Special Tax
(BOLD Program), Ser. A, 4.00%, 9/1/51	BB−/P	1,500,000	1,515,263
Ser. B, 4.00%, 9/1/50	BB−/P	1,525,000	1,540,988
(BOLD Program), Ser. A, 4.00%, 9/1/46	BB−/P	1,090,000	1,102,546
Ser. B, 4.00%, 9/1/43	BB−/P	1,070,000	1,090,381
(BOLD Program), Ser. A, 4.00%, 9/1/41	BB−/P	660,000	674,750
Ser. B, 4.00%, 9/1/35	BB−/P	660,000	684,891
CA State Muni. Fin. Auth. Charter School Lease 144A Rev. Bonds, (Bella Mente Montessori Academy), Ser. A
5.00%, 6/1/48	Ba1	2,300,000	2,435,863
5.00%, 6/1/38	Ba1	1,680,000	1,807,836
5.00%, 6/1/28	Ba1	420,000	450,734
CA State Muni. Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (2/3/25), (Waste Management, Inc.), Ser. A, 1.30%, 2/1/39	A−	1,600,000	1,549,110
CA State Poll. Control Fin. Auth. Rev. Bonds, San Jose Wtr. Co.)
5.10%, 6/1/40	A	4,500,000	4,512,712
4.75%, 11/1/46	A	5,300,000	5,747,288
CA State Poll. Control Fin. Auth. 144A Rev. Bonds, (Wtr. Furnishing), 5.00%, 11/21/45	Baa3	14,250,000	14,500,085
CA State Poll. Control Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (5/1/24), (Waste Management, Inc.), Ser. A
2.50%, 11/1/38	A−	2,500,000	2,509,042
2.50%, 7/1/31	A−	1,125,000	1,131,131
CA State Poll. Control Fin. Auth. Wtr. Furnishing 144A Rev. Bonds, (San Diego Cnty. Wtr. Auth. Desalination), 5.00%, 11/21/45	Baa3	4,390,000	4,807,015
CA State Pub. Wks. Board Rev. Bonds, (Various Cap. Projects.), Ser. A, 5.00%, 8/1/32	Aa3	5,500,000	6,611,357

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Statewide Communities Dev. Auth. Hosp. Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	$2,000,000	$2,221,212
5.00%, 1/1/43	BBB+	7,195,000	8,055,782
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/50	BBB−/P	970,000	1,050,683
Ser. B-1, 5.00%, 6/1/49	BBB−	1,000,000	1,082,724
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/49	BBB−	500,000	543,504
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,111,497
(Gold Country Settlement Funding Corp.), Ser. B-1, 4.00%, 6/1/49	BBB−	325,000	329,505
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/42	BBB+	100,000	104,748
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/41	A−	100,000	104,948
Ser. A, 4.00%, 6/1/40	A−	400,000	419,286
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/40	A−	200,000	210,348
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/40	A−	325,000	341,806
Ser. A, 4.00%, 6/1/39	A−	300,000	314,902
Ser. A, 4.00%, 6/1/38	A−	275,000	289,237
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/38	A−	250,000	263,994
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/38	A−	800,000	844,758
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/37	A−	100,000	105,771
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/36	A−	225,000	238,399
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/36	A−	610,000	646,315
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/35	A−	100,000	106,141
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/35	A−	350,000	371,487
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/34	A−	200,000	212,684
(Sonoma Cnty. Securitization Corp.), 1.375%, 6/1/30	A	35,000	34,250
(Gold Country Settlement Funding Corp.), Ser. B-1, 1.10%, 6/1/30	A	5,000	4,723
Ser. B-2, zero %, 6/1/55	BB/P	10,390,000	1,894,973
(Sonoma Cnty. Securitization Corp.), zero %, 6/1/55	BB/P	7,295,000	1,546,142
CA State U. Mandatory Put Bonds (11/1/26), Ser. B-2, 0.55%, 11/1/49	Aa2	1,500,000	1,375,544
CA State U. Rev. Bonds, Ser. A, 5.00%, 11/1/51	Aa2	5,740,000	6,617,777
CA State, Pub. Wks. Board Rev. Bonds, (Various Capital), Ser. B, 4.00%, 3/1/38	Aa3	450,000	483,312

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A−	$2,000,000	$2,201,696
(American Baptist Homes of the West), 5.00%, 10/1/45	A−/F	2,550,000	2,709,483
AGM, 5.00%, 11/15/44 (Prerefunded 11/15/24)	AA	5,195,000	5,604,918
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA−	2,750,000	3,045,111
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA−	1,580,000	1,751,768
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A−/F	600,000	602,078
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A−	310,000	347,810
(Terraces at San Joaquin Gardens), Ser. A, 5.00%, 10/1/22 (Escrowed to maturity)	BB/P	595,000	605,873
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/47	AA−	2,000,000	2,108,346
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A−	1,625,000	1,686,821
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	BBB	2,500,000	2,534,554
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/43	AA−	1,000,000	1,059,799
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/39	AA−	875,000	935,992
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/38	AA−	800,000	856,797
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/37	AA−	620,000	664,825
(Front Porch Cmnty. & Svcs. Oblig. Group), Ser. A, 3.00%, 4/1/51	A−	9,000,000	7,742,035
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA−	1,435,000	1,436,051
CA Statewide Cmnty. Dev. Auth. Special Tax, (Cmnty. Fac. Dist. No. 2020-02)
4.00%, 9/1/51	BB+/P	1,170,000	1,170,915
4.00%, 9/1/41	BB+/P	500,000	507,993
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/51	BB/P	1,440,000	1,521,448
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,668,483
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/39	BB/P	475,000	509,177
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/34	BB/P	375,000	404,905
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	794,960
(Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	750,000	704,136
Carson, Pub. Fin. Auth. Reassessment Rev. Bonds, 5.00%, 9/2/28	BB/P	1,650,000	1,858,990
Centinela Valley, Union High School Dist. G.O. Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,299,354
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	625,303
zero %, 8/1/39	AA	1,075,000	546,902
zero %, 8/1/38	AA	1,000,000	532,248
zero %, 8/1/36	AA	545,000	316,655
zero %, 8/1/34	AA	715,000	453,704
zero %, 8/1/33	AA	250,000	165,750

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Chino, Cmnty. Fac. Special Tax, (Dist. No. 2003-3)
4.00%, 9/1/50	BB/P	$1,265,000	$1,280,986
4.00%, 9/1/45	BB/P	500,000	509,063
3.00%, 9/1/25	BB/P	345,000	345,414
3.00%, 9/1/24	BB/P	335,000	335,689
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA−	740,000	776,911
5.50%, 9/1/29	AA−	2,165,000	2,273,366
CMFA Special Fin. Agcy. I 144A Rev. Bonds, (Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	3,500,000	3,185,396
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, (Sr. Lien), Ser. A, 5.00%, 9/1/28 (Prerefunded 9/1/23)	AA−	275,000	287,459
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc. Bonds, Ser. A, 5.00%, 9/1/33	AA	11,915,000	12,997,894
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	10,850,000	8,320,205
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Pasadena Portfolio), 4.00%, 12/1/56	BB/P	1,250,000	993,353
(Anaheim), 4.00%, 8/1/56	BB/P	2,500,000	2,244,217
(Jefferson-Anaheim), 3.125%, 8/1/56	BB+/P	2,775,000	2,099,172
(City of Orange Portfolio), 3.00%, 3/1/57	BBB−/P	1,610,000	1,227,239
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	4,800,000	3,656,992
(Jefferson-Anaheim), 2.875%, 8/1/41	BB+/P	2,300,000	2,096,667
Dixon, Special Tax, (Cmnty. Fac. Dist. No. 2019-1 Homestead)
4.00%, 9/1/45	BB−/P	1,000,000	1,018,125
4.00%, 9/1/40	BB−/P	400,000	411,018
4.00%, 9/1/36	BB−/P	175,000	182,067
4.00%, 9/1/33	BB−/P	425,000	443,309
Dublin, Special Tax, (Cmnty. Fac. Dist. No. 2015-1)
4.00%, 9/1/51	BB/P	865,000	870,535
4.00%, 9/1/45	BB/P	850,000	859,284
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A, 5.00%, 7/1/45	AA+	2,740,000	3,024,993
Emeryville, Redev. Successor Agcy. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	537,124
Fairfield Cmnty., Fac. Special Tax, (Dist. No. 2016-1), 4.00%, 9/1/52	BB/P	2,500,000	2,521,890
Fairfield Cmnty., Fac. Dist. Special Tax Bonds, (Impt. Area B), Ser. A
5.00%, 9/1/49	BB/P	1,600,000	1,754,903
5.00%, 9/1/44	BB/P	1,000,000	1,103,374
5.00%, 9/1/39	BB/P	500,000	556,301
Federal Home Loan Mortgage Corporation Rev. Bonds, Ser. M-054, Class A, 2.35%, 12/15/35	AA+	965,000	907,076
Folsom Cordova, Unified School Dist. G.O. Bonds, (School Fac. Impt. Dist. No. 1), Ser. A, NATL, zero %, 10/1/25	Aa2	1,505,000	1,381,604
Folsom Ranch, Fin. Auth. Special Tax, (Cmnty. Fac. Dist. No. 19), 5.00%, 9/1/49	BB−/P	1,000,000	1,094,097

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Fontana, Special Tax, (Cmnty. Fac. Dist. No. 85)
4.00%, 9/1/50	BB+/P	$900,000	$909,436
4.00%, 9/1/45	BB+/P	750,000	762,510
4.00%, 9/1/40	BB+/P	625,000	641,303
4.00%, 9/1/36	BB+/P	550,000	572,618
4.00%, 9/1/32	BB+/P	240,000	251,286
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A, 6.00%, 1/15/53 (Prerefunded 1/15/24)	A	8,000,000	8,576,064
Franklin-McKinley, School Dist. G.O. Bonds
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	3,109,164
(Franklin-Mckinley School Dist.), Ser. A, 4.00%, 8/1/49	Aa3	2,300,000	2,422,805
Gilroy Unified School Dist. G.O. Bonds, (Election 2016)
4.00%, 8/1/44	Aa3	1,500,000	1,599,258
4.00%, 8/1/40	Aa3	350,000	375,297
4.00%, 8/1/39	Aa3	350,000	376,169
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47 (Prerefunded 6/1/22)	BB/P	11,000,000	11,071,434
Ser. A, 5.00%, 6/1/45 (Prerefunded 6/1/25)	Aa3	16,575,000	18,108,534
U.S. Govt. Coll., 5.00%, 6/1/40 (Prerefunded 6/1/25)	Aaa	13,180,000	14,378,265
Ser. A, 5.00%, 6/1/35 (Prerefunded 6/1/25)	Aaa	1,065,000	1,161,825
Ser. A, AMBAC, zero %, 6/1/24 (Escrowed to maturity)	Aa3	12,000,000	11,501,843
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,921,655
zero %, 8/1/36	Aa2	4,750,000	2,746,488
zero %, 8/1/35	Aa2	1,000,000	606,779
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings College of the Law), Ser. A, 5.00%, 7/1/61	BB−/P	3,500,000	3,761,270
Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.25%, 1/15/35	BBB+	2,886,110	3,125,902
Inglewood, Redev. Agcy. Successor Tax Allocation Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	281,597
5.00%, 5/1/34	AA	500,000	564,869
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds, Ser. A, 5.25%, 9/1/37	A	4,925,000	5,205,857
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB−/P	1,000,000	1,055,284
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB−/P	2,500,000	2,613,000
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds, (Dist No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,013,441
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	219,096
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,095,480
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	440,873
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,102,183
BAM, 5.00%, 9/1/38	AA	2,500,000	2,681,309

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	$600,000	$639,473
5.00%, 9/1/32	A+	2,475,000	2,636,623
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B, 5.00%, 6/1/40	A3	1,500,000	1,612,039
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,160,783
5.00%, 9/1/31	BB+/P	1,045,000	1,099,421
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,052,706
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	5,817,372
Long Beach, Cmnty. College Dist. G.O. Bonds, (2008 Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	1,023,906
zero %, 8/1/33	Aa2	625,000	442,889
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,201,966
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,519,940
Long Beach, Unified School Dist. G.O. Bonds, Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	540,214
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/44	AA+	1,000,000	1,069,841
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev. Bonds, Ser. D, 5.00%, 12/1/45	AA+	3,000,000	3,272,530
Los Angeles, Cmnty. College Dist. G.O. Bonds, Ser. G, 4.00%, 8/1/34 (Prerefunded 8/1/24)	Aaa	2,610,000	2,735,557
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	1,480,000	1,585,332
5.00%, 9/1/30	A+	1,480,000	1,585,209
Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. F, 5.00%, 5/15/44 T	AA−	10,000,000	11,110,700
(Los Angeles Intl. Arpt.), Ser. F, 4.00%, 5/15/49 T	AA−	8,000,000	8,217,040
5.00%, 5/15/34	Aa3	1,000,000	1,201,489
5.00%, 5/15/33	Aa3	1,000,000	1,206,204
5.00%, 5/15/32	Aa3	750,000	908,009
4.00%, 5/15/35	Aa3	765,000	833,048
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds, Ser. B, 5.00%, 7/1/48	Aa2	1,500,000	1,754,961
Los Angeles, Harbor Dept. Rev. Bonds, (Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,347,893
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	6,000,000	8,141,992
Ser. A, 6.125%, 11/1/29	BBB+	985,000	1,133,885
Ser. B, 6.125%, 11/1/29	BBB+	2,470,000	2,843,536
Menifee, Union School Dist. Cmnty. Fac. Special Tax, (Dist. No. 2011-1)
4.00%, 9/1/51	BB+/P	1,815,000	1,822,733
4.00%, 9/1/36	BB+/P	500,000	518,341

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Merced, City School Dist. G.O. Bonds, (Election 2014), 5.00%, 8/1/45	Aa3	$3,500,000	$3,791,447
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev. Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,048,700
Mount Diablo Unified School Dist. G.O. Bonds, Ser. B, 4.00%, 8/1/33 ###	Aa3	5,335,000	5,924,112
Murrieta Valley, Unified School Dist. G.O. Bonds, AGM, zero %, 9/1/31	Aa2	2,000,000	1,519,860
Murrieta, Pub. Fin. Auth. Special Tax Bonds, 5.00%, 9/1/26	A	1,000,000	1,012,265
Napa Valley, Cmnty. College Dist. G.O. Bonds
4.00%, 8/1/34	Aa3	1,500,000	1,585,670
4.00%, 8/1/33	Aa3	2,500,000	2,644,661
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM, 5.00%, 9/1/33	AA	660,000	748,831
North Natomas, Cmnty. Fac. Special Tax Bonds, (Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,562,301
Northern CA Energy Auth. Commodity Supply Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A2	13,000,000	13,364,703
Ontario, Special Tax, (Cmnty. Fac. Dist. No. 53)
4.00%, 9/1/51	BB+/P	1,170,000	1,164,035
4.00%, 9/1/42	BB+/P	600,000	601,761
4.00%, 9/1/36	BB+/P	500,000	506,946
Ontario, Cmnty. Fac. Special Tax, (Dist. No. 43), 4.00%, 9/1/50	BB/P	1,000,000	1,014,076
Ontario, Intl. Arpt. Auth. Rev. Bonds, Ser. A, AGM
4.00%, 5/15/51	AA	4,750,000	4,941,512
4.00%, 5/15/41	AA	750,000	791,859
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds, (Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,788,597
5.00%, 8/15/32	A+	1,000,000	1,022,113
Pacifica, School Dist. G.O. Bonds, 4.00%, 8/1/50	Aa3	2,750,000	2,895,773
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds, NATL, 5.25%, 9/1/30	AA−	1,295,000	1,461,018
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare), Ser. A, 4.00%, 8/1/47	AA	10,000,000	10,651,670
Rancho Cordova, Cmnty. Fac. Dist. Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB−/P	1,250,000	1,261,277
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB−/P	425,000	445,896
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%, 7/1/22 (Escrowed to maturity)	Baa2	505,000	511,256
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,200,129
River Islands Pub. Fin. Auth. Special Tax Bonds, (Cmnty. Fac. Dist. No. 2021-1)
4.00%, 9/1/51	BB−/P	650,000	652,079
4.00%, 9/1/41	BB−/P	1,000,000	1,011,017
Riverside Cnty., Pub. Fin. Auth. Tax Allocation Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,332,633

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Riverside Cnty., Redev. Successor Agcy. Tax Alloc. Bonds, (Hsg.), Ser. B, BAM
5.00%, 10/1/41	AA	$1,990,000	$2,226,522
5.00%, 10/1/37	AA	1,010,000	1,130,243
5.00%, 10/1/32	AA	290,000	324,608
5.00%, 10/1/29	AA	775,000	868,197
5.00%, 10/1/28	AA	235,000	263,209
5.00%, 10/1/26	AA	500,000	560,075
5.00%, 10/1/24	AA	445,000	476,890
Riverside Cnty., Trans. Comm. Toll Rev. Bonds
Ser. A, 5.75%, 6/1/44 (Prerefunded 6/1/23)	A	750,000	785,009
Ser. B-1, 4.00%, 6/1/46	A	3,250,000	3,383,356
Rocklin, Special Tax, (Cmnty. Fac. Dist. No. 10)
5.00%, 9/1/40	BB+/P	500,000	529,712
5.00%, 9/1/39	BB+/P	500,000	531,732
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,741,682
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds, (Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,231,351
Romoland, School Dist. Special Tax, Ser. A
4.00%, 9/1/50	BB+/P	2,360,000	2,377,986
4.00%, 9/1/45	BBB+/F	750,000	759,269
4.00%, 9/1/40	BB+/P	555,000	566,650
Romoland, School Dist. Special Tax Bonds, (Cmnty. Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,094,640
Roseville, Special Tax
5.00%, 9/1/49	BB/P	1,000,000	1,076,884
5.00%, 9/1/45	BB/P	400,000	431,915
5.00%, 9/1/39	BB/P	465,000	507,322
(Fiddyment Ranch Cmnty. Fac. Dist. No. 5), 4.00%, 9/1/50	BB/P	1,775,000	1,744,605
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/50	BB−/P	450,000	451,825
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/45	BB−/P	1,000,000	1,014,516
(Fiddyment Ranch Cmnty. Fac. Dist. No. 5), 4.00%, 9/1/41	BB/P	700,000	705,119
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/40	BB−/P	575,000	588,741
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/35	BB−/P	350,000	363,200
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/33	BB−/P	250,000	260,028
Roseville, Special Tax Bonds, (Westpark Cmnty. Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB−/P	1,250,000	1,334,504
5.00%, 9/1/33	BBB−/P	1,000,000	1,069,468
Sacramento, Special Tax, (Greenbriar Cmnty. Fac. Dist. No 2018-03)
4.00%, 9/1/50	BB/P	650,000	641,018
4.00%, 9/1/41	BB/P	1,000,000	1,002,382

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Sacramento, City Unified School Dist. G.O. Bonds, Ser. G, AGM
4.00%, 8/1/49	AA	$3,000,000	$3,204,775
4.00%, 8/1/44	AA	1,000,000	1,075,539
4.00%, 8/1/41	AA	765,000	827,643
4.00%, 8/1/40	AA	890,000	964,197
4.00%, 8/1/39	AA	750,000	816,084
4.00%, 8/1/38	AA	800,000	873,084
4.00%, 8/1/37	AA	450,000	493,284
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/23	A	10,000,000	9,619,142
Salinas, Union High School Dist. G.O. Bonds, Ser. B, 4.00%, 8/1/49	Aa2	3,600,000	3,816,953
San Bernardino Cnty., FRB, Ser. C, 0.461%, 8/1/23	AA+	5,000,000	5,015,367
San Bernardino Cnty., Special Tax Bonds, 5.00%, 9/1/33	BBB−/P	2,500,000	2,626,206
San Diego Assn. of Govt. Capital Grant Receipts Rev. Bonds, (Mid Coast Corridor Transit), Ser. B, 1.80%, 11/15/27	A−	9,465,000	9,105,180
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds, 5.00%, 9/1/36	BBB/P	975,000	1,003,542
San Diego Cnty., Special Tax Bonds
(Harmony Grove Village-Impt. Area No. 1), Ser. A, 4.00%, 9/1/50	BB/P	875,000	884,917
(Harmony Grove Village-Impt. Area No. 2), Ser. A, 4.00%, 9/1/50	BB/P	1,100,000	1,112,467
(Harmony Grove Village-Impt. Area No. 1), Ser. A, 4.00%, 9/1/45	BB/P	550,000	559,294
(Harmony Grove Village-Impt. Area No. 2), Ser. A, 4.00%, 9/1/45	BB/P	1,000,000	1,016,899
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds
Ser. A, 5.00%, 7/1/51	A2	5,000,000	5,732,307
Ser. B, 4.00%, 7/1/44	A−	1,000,000	1,024,053
San Diego, Assn. of Govt. South Bay Expressway Toll Rev. Bonds, Ser. A, 5.00%, 7/1/42	A	3,000,000	3,402,172
San Diego, Tobacco Settlement Funding Corp. Rev. Bonds, Ser. C, 4.00%, 6/1/32	BBB	710,000	729,091
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	650,100
zero %, 7/1/33	Aa2	1,645,000	1,138,537
zero %, 7/1/32	Aa2	1,955,000	1,414,320
San Francisco City & Cnty., Special Tax, (Cmnty. Fac. Dist. No. 2016-1), Ser. 21
4.00%, 9/1/51	BB−/P	1,100,000	1,094,392
4.00%, 9/1/46	BB−/P	1,000,000	1,002,622
4.00%, 9/1/41	BB−/P	850,000	860,525
San Francisco, City & Cnty. G.O. Bonds, Ser. A, 4.00%, 6/15/36	Aaa	5,155,000	5,367,868
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. 20B, 4.00%, 5/1/40	A1	500,000	529,470

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. VRDN, Ser. B, 0.52%, 5/1/58	VMIG 1	$3,505,000	$3,505,000
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Special Tax Bonds, (No. 6 Mission Bay South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,148,183
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Tax Alloc. Bonds, (Mission Bay South Redev.), Ser. A, 5.00%, 8/1/43	A−	1,750,000	1,871,795
San Jacinto, Unified School Dist. Fin. Auth. Special Tax
5.00%, 9/1/49	BB/P	2,650,000	2,894,756
5.00%, 9/1/44	BB/P	1,800,000	1,973,727
5.00%, 9/1/36	BB/P	600,000	664,118
San Joaquin Hills, Trans. Corridor Agcy. Toll Road Rev. Bonds, Ser. A, 4.00%, 1/15/34	A	6,792,000	7,386,070
San Joaquin, Regl. Rail Comm. COP
5.00%, 5/1/34	A2	550,000	651,296
5.00%, 5/1/33	A2	500,000	592,885
4.00%, 5/1/40	A2	390,000	422,169
4.00%, 5/1/39	A2	370,000	401,483
4.00%, 5/1/38	A2	460,000	499,974
4.00%, 5/1/37	A2	490,000	533,886
4.00%, 5/1/36	A2	350,000	381,478
4.00%, 5/1/35	A2	330,000	360,034
Santa Ana, Gas Tax Rev. Bonds
4.00%, 1/1/40	AA−	1,670,000	1,779,929
4.00%, 1/1/39	AA−	1,710,000	1,836,802
Santa Maria, G.O. Bonds, (Joint Union High School Dist. Election 2016)
3.00%, 8/1/42	Aa2	2,210,000	2,056,321
3.00%, 8/1/39	Aa2	1,385,000	1,311,429
3.00%, 8/1/37	Aa2	355,000	347,217
3.00%, 8/1/36	Aa2	250,000	247,945
Santee, CDC Successor Agcy. Tax Allocation Bonds, Ser. A, BAM, 5.00%, 8/1/31	AA	2,410,000	2,660,921
School Fin. Fac. Auth. 144A Rev. Bonds, (Kipp LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,594,509
South Orange Cnty., Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 8/15/32	AA	1,000,000	1,040,551
5.00%, 8/15/30	AA	1,130,000	1,175,833
Southern CA Pub. Pwr. Auth. Rev. Bonds, (Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A2	2,850,000	3,064,844
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds, (Delta Wtr. Supply), Ser. A
6.25%, 10/1/40 (Prerefunded 10/1/23)	A	1,250,000	1,333,019
6.25%, 10/1/38 (Prerefunded 10/1/23)	A	2,235,000	2,383,438
6.125%, 10/1/35 (Prerefunded 10/1/23)	A	750,000	798,436
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,131,012
5.00%, 2/1/35	A	2,410,000	2,727,583

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.4%)* cont.	Rating**	Principal amount	Value
California cont.
Stockton, Unified School Dist. COP
5.00%, 2/1/34	A	$2,295,000	$2,599,661
5.00%, 2/1/31	A	1,325,000	1,506,378
Stockton, Unified School Dist. G.O. Bonds, (Election 2012), Ser. A, 5.00%, 8/1/42	AA	3,000,000	3,188,940
Sweetwater, G.O. Bonds, (Union High School Dist.), 5.00%, 8/1/35	A3	2,330,000	2,556,624
Tobacco Securitization Auth. of Southern CA Rev. Bonds, Ser. B-1, Class 2, 5.00%, 6/1/48	BBB−	13,935,000	15,103,847
Tustin Cmnty., Fac. Dist. Special Tax Bonds, (No. 06-1 Legacy Columbus Villages), Ser. A, 5.00%, 9/1/37	A−	2,100,000	2,296,245
U. of CA Rev. Bonds
Ser. AZ, 5.25%, 5/15/58	Aa2	9,110,000	10,395,684
Ser. S, 5.00%, 5/15/38	Aa3	10,650,000	12,906,216
Ser. S, 5.00%, 5/15/37	Aa3	4,000,000	4,864,068
Ser. S, 5.00%, 5/15/34	Aa3	4,000,000	4,881,174
U. of CA VRDN, Ser. AL-4, 0.31%, 5/15/48	VMIG 1	2,000,000	2,000,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L, 5.00%, 5/15/47	Aa3	10,000,000	10,939,073
Vernon, Elec. Syst. Rev. Bonds, Ser. A
5.00%, 8/1/40 ###	Baa1	740,000	829,591
5.00%, 8/1/39 ###	Baa1	425,000	476,896
5.00%, 8/1/37	Baa1	795,000	896,166
5.00%, 8/1/36	Baa1	1,525,000	1,722,505
5.00%, 8/1/34	Baa1	1,060,000	1,201,918
5.00%, 8/1/33	Baa1	960,000	1,091,221
5.00%, 8/1/32	Baa1	1,000,000	1,139,949
5.00%, 8/1/31	Baa1	770,000	880,273
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,361,954
			998,707,630
Guam (0.4%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	855,000	918,181
Territory of GU, Port Auth. Rev. Bonds, Ser. A, 5.00%, 7/1/48	A	1,500,000	1,642,317
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	1,000,000	1,015,014
			3,575,512
Illinois (0.6%)
IL State G.O. Bonds
5.00%, 1/1/41	Baa2	1,770,000	1,889,801
5.00%, 11/1/38	Baa2	4,200,000	4,526,689
			6,416,490
Total municipal bonds and notes (cost $1,033,046,968)			$1,019,862,500

California Tax Exempt Income Fund 33

SHORT-TERM INVESTMENTS (2.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.39% L	Shares	19,000,338	$19,000,338
U.S. Treasury Bills 0.194%, 5/3/22 ∆		$1,000,000	999,882
U.S. Treasury Bills 0.056%, 4/7/22		109,000	108,997
U.S. Treasury Bills 0.063%, 5/19/22 # ∆		100,000	99,967
U.S. Treasury Bills 0.035%, 4/21/22 # ∆		1,800,000	1,799,877
Total short-term investments (cost $22,009,124)			$22,009,061

TOTAL INVESTMENTS
Total investments (cost $1,055,056,092)	$1,041,871,561

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,015,804,795.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $277,967 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $345,941 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
###	When-issued security (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $35,063,139 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

34 California Tax Exempt Income Fund

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.51%, 0.45% and 0.96%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Education	17.4%
Land	13.5
Healthcare	13.4

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	51	$7,653,188	$7,653,188	Jun-22	$278,393
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,062,750	1,062,750	Jun-22	(12,201)
U.S. Treasury Note Ultra 10 yr (Short)	23	3,115,781	3,115,781	Jun-22	114,409
Unrealized appreciation					392,802
Unrealized (depreciation)					(12,201)
Total					$380,601

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$7,400,000	$436,459	$—	4/5/22	—	0.77% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(436,459)
11,100,000	638,838	—	7/5/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(638,838)
1,850,000	325,546	—	4/5/22	—	1.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	325,546
2,775,000	440,104	—	7/5/22	—	1.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	440,104

California Tax Exempt Income Fund 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$9,500,000	$416,319	$—	5/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(416,319)
9,500,000	418,114	—	5/26/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(418,114)
4,750,000	375,521	—	5/26/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	375,521
4,750,000	373,678	—	5/24/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	373,678
Upfront premium received		—		Unrealized appreciation		1,514,849
Upfront premium (paid)		—		Unrealized (depreciation)		(1,909,730)
Total		$—		Total	$(394,881)

36 California Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,019,862,500	$—
Short-term investments	—	22,009,061	—
Totals by level	$—	$1,041,871,561	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$380,601	$—	$—
Total return swap contracts	—	(394,881)	—
Totals by level	$380,601	$(394,881)	$—

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 37

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,036,055,754)	$1,022,871,223
Affiliated issuers (identified cost $19,000,338) (Notes 1 and 5)	19,000,338
Cash	5,001
Interest and other receivables	10,873,262
Receivable for shares of the fund sold	356,112
Unrealized appreciation on OTC swap contracts (Note 1)	1,514,849
Prepaid assets	61,265
Total assets	1,054,682,050

LIABILITIES
Payable for investments purchased	2,351,894
Payable for purchases of delayed delivery securities (Note 1)	14,796,185
Payable for shares of the fund repurchased	4,306,229
Payable for compensation of Manager (Note 2)	374,457
Payable for custodian fees (Note 2)	6,103
Payable for investor servicing fees (Note 2)	86,888
Payable for Trustee compensation and expenses (Note 2)	382,173
Payable for administrative services (Note 2)	3,213
Payable for distribution fees (Note 2)	560,231
Payable for floating rate notes issued (Note 1)	13,487,496
Payable for variation margin on futures contracts (Note 1)	47,600
Distributions payable to shareholders	458,253
Unrealized depreciation on OTC swap contracts (Note 1)	1,909,730
Other accrued expenses	106,803
Total liabilities	38,877,255

Net assets	$1,015,804,795

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,030,828,315
Total distributable earnings (Note 1)	(15,023,520)
Total — Representing net assets applicable to capital shares outstanding	$1,015,804,795

(Continued on next page)

38 California Tax Exempt Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($838,474,403 divided by 110,613,266 shares)	$7.58
Offering price per class A share (100/96.00 of $7.58)*	$7.90
Net asset value and offering price per class B share ($330,797 divided by 43,687 shares)**	$7.57
Net asset value and offering price per class C share ($14,241,258 divided by 1,865,964 shares)**	$7.63
Net asset value, offering price and redemption price per class R6 share
($1,447,491 divided by 190,263 shares)	$7.61
Net asset value, offering price and redemption price per class Y share
($161,310,846 divided by 21,212,693 shares)	$7.60

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 39

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Interest income (including interest income of $13,667 from investments in affiliated
issuers) (Note 5)	$16,007,413
Total investment income	16,007,413

EXPENSES
Compensation of Manager (Note 2)	2,338,191
Investor servicing fees (Note 2)	266,419
Custodian fees (Note 2)	10,260
Trustee compensation and expenses (Note 2)	21,193
Distribution fees (Note 2)	1,227,800
Administrative services (Note 2)	18,267
Interest expense (Note 2)	45,401
Other	198,880
Total expenses	4,126,411
Expense reduction (Note 2)	(212)
Net expenses	4,126,199

Net investment income	11,881,214

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,185,946
Futures contracts (Note 1)	3,711,957
Swap contracts (Note 1)	(3,994,673)
Total net realized gain	903,230
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(77,011,386)
Futures contracts	(263,601)
Swap contracts	(57,494)
Total change in net unrealized depreciation	(77,332,481)

Net loss on investments	(76,429,251)

Net decrease in net assets resulting from operations	$(64,548,037)

The accompanying notes are an integral part of these financial statements.

40 California Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$11,881,214	$25,567,510
Net realized gain on investments	903,230	19,771,214
Change in net unrealized depreciation of investments	(77,332,481)	(1,465,735)
Net increase (decrease) in net assets resulting
from operations	(64,548,037)	43,872,989
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(672,504)
Class B	—	(562)
Class C	—	(18,554)
Class R6	—	(467)
Class Y	—	(140,714)
Net realized short-term gain on investments
Class A	(3,810,035)	(3,102,300)
Class B	(1,478)	(2,391)
Class C	(68,044)	(80,879)
Class R6	(5,912)	(2,595)
Class Y	(734,806)	(637,447)
From tax-exempt net investment income
Class A	(9,507,300)	(20,753,220)
Class B	(2,646)	(9,946)
Class C	(107,897)	(303,630)
Class R6	(16,634)	(25,144)
Class Y	(2,026,638)	(4,500,426)
From net realized long-term gain on investments
Class A	(13,369,144)	(9,283,486)
Class B	(5,186)	(7,153)
Class C	(238,761)	(242,028)
Class R6	(20,746)	(7,767)
Class Y	(2,578,384)	(1,907,531)
Decrease from capital share transactions (Note 4)	(42,038,775)	(25,372,561)
Total decrease in net assets	(139,080,423)	(23,198,316)

NET ASSETS
Beginning of period	1,154,885,218	1,178,083,534
End of period	$1,015,804,795	$1,154,885,218

*Unaudited.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 41

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
March 31, 2022**	$8.29	.09	(.57)	(.48)	(.08)	(.15)	(.23)	$7.58	(5.89)*	$838,474	.39*	1.06*	8*
September 30, 2021	8.28	.18	.12	.30	(.18)	(.11)	(.29)	8.29	3.63	956,034	.76[c]	2.11	29
September 30, 2020	8.33	.19	.09	.28	(.20)	(.13)	(.33)	8.28	3.45	980,931	.75[c]	2.39	41
September 30, 2019	7.95	.23	.46	.69	(.23)	(.08)	(.31)	8.33	8.85	1,016,247.72		2.78	41
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	—	(.27)	8.14	.26	1,146,710.74		3.23	31
Class B
March 31, 2022**	$8.28	.06	(.56)	(.50)	(.06)	(.15)	(.21)	$7.57	(6.18)*	$331	.68*	.76*	8*
September 30, 2021	8.27	.13	.12	.25	(.13)	(.11)	(.24)	8.28	3.01	426	1.36[c]	1.53	29
September 30, 2020	8.32	.14	.08	.22	(.14)	(.13)	(.27)	8.27	2.80	888	1.38[c]	1.78	41
September 30, 2019	7.94	.17	.47	.64	(.18)	(.08)	(.26)	8.32	8.17	1,888	1.36	2.15	41
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	—	(.21)	8.13	(.37)	3,733	1.37	2.61	31
Class C
March 31, 2022**	$8.35	.06	(.58)	(.52)	(.05)	(.15)	(.20)	$7.63	(6.31)*	$14,241	.76*	.68*	8*
September 30, 2021	8.33	.12	.13	.25	(.12)	(.11)	(.23)	8.35	2.97	17,822	1.51[c]	1.38	29
September 30, 2020	8.38	.13	.08	.21	(.13)	(.13)	(.26)	8.33	2.62	26,718	1.53[c]	1.62	41
September 30, 2019	8.00	.16	.47	.63	(.17)	(.08)	(.25)	8.38	7.95	30,969	1.51	1.99	41
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	—	(.20)	8.19	(.52)	49,093	1.52	2.45	31
Class R6
March 31, 2022**	$8.32	.10	(.57)	(.47)	(.09)	(.15)	(.24)	$7.61	(5.74)*	$1,447	.26*	1.18*	8*
September 30, 2021	8.31	.20	.12	.32	(.20)	(.11)	(.31)	8.32	3.89	1,484	.52[c]	2.34	29
September 30, 2020	8.36	.21	.08	.29	(.21)	(.13)	(.34)	8.31	3.68	661	.53[c]	2.63	41
September 30, 2019	7.97	.24	.48	.72	(.25)	(.08)	(.33)	8.36	9.15	2,142.51		2.99	41
September 30, 2018 †	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
March 31, 2022**	$8.32	.10	(.58)	(.48)	(.09)	(.15)	(.24)	$7.60	(5.86)*	$161,311	.26*	1.18*	8*
September 30, 2021	8.30	.20	.13	.33	(.20)	(.11)	(.31)	8.32	4.01	179,118	.51[c]	2.37	29
September 30, 2020	8.35	.21	.08	.29	(.21)	(.13)	(.34)	8.30	3.67	168,885	.53[c]	2.60	41
September 30, 2019	7.97	.24	.47	.71	(.25)	(.08)	(.33)	8.35	9.06	109,280.51		2.98	41
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	—	(.28)	8.16	.48	83,845.52		3.44	31

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following:

Percentage of average net assets
March 31, 2022	>0.01%
September 30, 2021	0.01
September 30, 2020	0.01

The accompanying notes are an integral part of these financial statements.

42 California Tax Exempt Income Fund	California Tax Exempt Income Fund 43

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam California Tax Exempt Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal and/or California alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

44 California Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

California Tax Exempt Income Fund 45

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

46 California Tax Exempt Income Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $394,881 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $345,941 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $19,327,740 were held by the TOB trust and served as collateral for $13,487,496 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $10,711 for these investments based on an average interest rate of 0.16%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,056,503,453, resulting in gross unrealized appreciation and depreciation of $31,445,244 and $46,091,416, respectively, or net unrealized depreciation of $14,646,172.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital

California Tax Exempt Income Fund 47

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.210% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$220,185	Class R6	359
Class B	86	Class Y	41,875
Class C	3,914	Total	$266,419

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $212 under the expense offset arrangements.

48 California Tax Exempt Income Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $776, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,144,729
Class B	1.00%	0.85%	1,525
Class C	1.00%	1.00%	81,546
Total			$1,227,800

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,653 from the sale of class A shares and received $35 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$86,590,493	$113,784,911
U.S. government securities (Long-term)	—	—
Total	$86,590,493	$113,784,911

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

California Tax Exempt Income Fund 49

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,529,412	$12,414,112	7,114,127	$59,265,757
Shares issued in connection with
reinvestment of distributions	2,767,017	22,405,847	3,354,058	27,937,771
	4,296,429	34,819,959	10,468,185	87,203,528
Shares repurchased	(8,998,986)	(72,146,474)	(13,643,942)	(113,915,958)
Net decrease	(4,702,557)	$(37,326,515)	(3,175,757)	$(26,712,430)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	17	$144
Shares issued in connection with
reinvestment of distributions	1,149	9,310	2,414	20,052
	1,149	9,310	2,431	20,196
Shares repurchased	(8,956)	(73,745)	(58,341)	(486,146)
Net decrease	(7,807)	$(64,435)	(55,910)	$(465,950)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	124,359	$1,000,167	215,821	$1,822,845
Shares issued in connection with
reinvestment of distributions	47,865	390,709	72,717	609,701
	172,224	1,390,876	288,538	2,432,546
Shares repurchased	(441,557)	(3,579,628)	(1,359,146)	(11,364,322)
Net decrease	(269,333)	$(2,188,752)	(1,070,608)	$(8,931,776)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	44,041	$351,786	131,034	$1,094,269
Shares issued in connection with
reinvestment of distributions	5,332	43,292	4,275	35,765
	49,373	395,078	135,309	1,130,034
Shares repurchased	(37,471)	(304,497)	(36,511)	(304,312)
Net increase	11,902	$90,581	98,798	$825,722

50 California Tax Exempt Income Fund

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,719,083	$22,067,093	8,051,335	$67,271,661
Shares issued in connection with
reinvestment of distributions	325,704	2,642,467	398,509	3,331,237
	3,044,787	24,709,560	8,449,844	70,602,898
Shares repurchased	(3,369,412)	(27,259,214)	(7,250,654)	(60,691,025)
Net increase (decrease)	(324,625)	$(2,549,654)	1,199,190	$9,911,873

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$28,379,838	$107,308,091	$116,687,591	$13,667	$19,000,338
Total Short-term
investments	$28,379,838	$107,308,091	$116,687,591	$13,667	$19,000,338

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

California Tax Exempt Income Fund 51

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	400
OTC total return swap contracts (notional)	$50,800,000
Centrally cleared total return swap contracts (notional)	$31,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$1,907,651*	Unrealized depreciation	$1,921,931*
Total		$1,907,651		$1,921,931

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$3,711,957	$(3,994,673)	$(282,716)
Total	$3,711,957	$(3,994,673)	$(282,716)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(263,601)	$(57,494)	$(321,095)
Total	$(263,601)	$(57,494)	$(321,095)

52 California Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Morgan Stanley &
		JPMorgan	Co. International
	Citibank, N.A.	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$765,650	$—	$749,199	$1,514,849
Futures contracts§	—	—	—	—
Total Assets	$765,650	$—	$749,199	$1,514,849
Liabilities:
OTC Total return swap contracts*#	1,075,297	—	834,433	1,909,730
Futures contracts§	—	47,600	—	47,600
Total Liabilities	$1,075,297	$47,600	$834,433	$1,957,330
Total Financial and Derivative	$(309,647)	$(47,600)	$(85,234)	$(442,481)
Net Assets
Total collateral received	$(309,647)	$—	$(33,997)
(pledged)†##
Net amount	$—	$(47,600)	$(51,237)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(311,944)	$—	$(33,997)	$(345,941)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $277,967.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

California Tax Exempt Income Fund 53

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

54 California Tax Exempt Income Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

California Tax Exempt Income Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022